Smith Barney
                              --------------------
                                  INTERMEDIATE
                              MUNICIPAL FUND, INC.


                                                               Annual Report
                                                               December 31, 1996

----------------------------------------------
Smith Barney Intermediate Municipal Fund, Inc.
----------------------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Intermediate Municipal Fund, Inc. for the year ended December 31, 1996. During the past twelve months, the Fund distributed dividends totaling $0.60 per share. The table below shows the annualized distribution rates based on the Fund's December 31, 1996 net asset value (NAV) per share and its American Stock Exchange (AMEX) closing price.

               Price                  Annualized                Total
             Per Share            Distribution Rate            Returns
           -------------          -----------------            -------
           $10.47  (NAV)                5.73%                   4.13%
           $ 9.94 (AMEX)                6.04%                   1.56%

In comparison, closed-end intermediate maturity municipal bond funds posted an average total return of 4.02% based on NAV for the same period, according to Lipper Analytical Services Inc., an independent fund tracking organization.

Market and Economic Overview

Throughout 1996, the U.S. economy has continued to enjoy its healthy recovery that began over six years ago. The national unemployment rate has fallen from around 7.5% in 1992, to just over 5.0% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of the year. In addition, the debate over whether or not the Federal Reserve Board ("Fed") would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility throughout much of the year. However, during the third quarter and throughout much of the fourth quarter of 1996, U.S. economic growth moderated, fears of inflation subsided, and interest rates declined from their July and September high of 7.2%. The bond market rally was fueled by expectations that U.S. economic growth and inflation would be subdued in 1997, as well as investors' perceptions of Fed policy shifting from a restrictive to a more neutral stance.

Municipal bond yields have also declined recently as many investors became comforted by the fact that any radical tax reform that could have resulted from the November elections was purely political rhetoric. Looking ahead into 1997, we believe that any future tax reform will be moderate at best. Although municipal bond yields have declined, municipal bonds have recently underperformed U.S. Treasuries. In our opinion, municipals have lagged U.S. Treasuries primarily because investors have continued to focus on the high return potential of the U.S. stock market as opposed to the seemingly modest yields currently offered by municipal bonds.

In the beginning of December, the fixed income markets experienced a widespread sell-off, which was triggered primarily by Fed Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets. Greenspan's comments were interpreted as a sign that the Fed may raise interest rates to help eliminate any speculative overtones that may exist in the markets. In our opinion, current economic fundamentals do not support this scenario.

Fund's Investment Strategy

The Smith Barney Intermediate Municipal Fund's investment objective is to provide as high a level of current income exempt from Federal income taxes as is consistent with prudent investing. In line with this objective, the Fund follows an investment strategy with emphasis on high quality, high coupon issues. In addition, the Fund concentrates on maturity and call features - we ladder the maturity and call structure of our portfolio in order to preserve the Fund's ability to pay dividends. However, some of the Fund's older higher coupon bonds have recently matured or been called, and we subsequently reduced the Fund's dividend slightly from $0.05 per share to $0.048 per share effective January 1997.

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's portfolio will not be more than ten years. Over the current reporting period, we modestly lengthened the Fund's average weighted maturity to approximately 9 years to offset the aging of the portfolio. In addition, we maintained the Fund's high credit orientation. As of December 31, 1996, approximately 90% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Service or Moody's Investors Services, Inc., with approximately 32% of the Fund's investments rated triple-A. (Standard & Poor's and Moody's are two major credit reporting and bond rating agencies.) The majority of the Fund's assets were allocated among the following types of municipal bond issues as of December 31, 1996: hospital bonds (16.5%), education bonds (11.2%), multi-family housing bonds (8.9%) and general obligation bonds (7.3%).

Municipal Bond Market Outlook

We expect the U.S. economy's above-trend pace to slow down in 1997. Although labor markets are likely to remain tight, global competition should help to keep wage pressures from rising. As a result, inflationary pressures should subside and the Fed will most likely remain on the sidelines. However, should the economic numbers indicate that the pace of U.S. economic growth is stronger than expected, a modest increase in interest rates cannot be ruled out. Nevertheless, given our expectations for a much more subdued economic picture, we remain optimistic about the municipal bond market over the course of 1997.

Thank you for investing in the Smith Barney Intermediate Municipal Fund, Inc. We look forward to continuing to help you achieve your financial goals.


Sincerely,

/s/ Heath B. McLendon                               /s/ Peter M. Coffey

Heath B. McLendon                                   Peter M. Coffey
Chairman and                                        Vice President
Chief Executive Officer


January 10, 1997

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                      SECURITY                                   VALUE
============================================================================================
Education -- 11.2%
  $1,700,000   A*    Arizona Education Loan Marketing Corp., 7.000% due 3/1/02(a) $1,806,250
   1,030,000   A*    Brazos, TX Higher Education Authority Student Loan Revenue,
                       6.300% due 9/1/98(a)                                        1,049,313
   3,035,000   AAA   Cook & Du Page Countys, IL High School District 210,
                       FSA-Insured, zero coupon due 12/1/11                        1,308,844
     400,000   A     East Chicago, Multi-School Board, First Mortgage Revenue,
                       6.375% due 1/15/10                                            423,000
   1,090,000   AAA   Goose Creek, TX Independent School District, PSFG,
                       7.750% due 2/15/04                                          1,287,563
   1,000,000   NR    Idaho Student Loan Fund Refunding Marketing Association
                       Inc., Student Loan Refunding, 6.400% due 10/1/99,
                       Sinking Fund Average Life 4/1/97                            1,008,750
     400,000   Aaa*  Joshua, TX Independent School Board, Capital Appreciation,
                       Series C, PSFG, zero coupon due 2/15/12                       171,000
     320,000   AAA   Massachusetts Education Loan Authority Issue E, Series A,
                       AMBAC-Insured, 6.850% due 1/1/04(a)                           342,800
     630,000   A*    Montana Higher Education Student Assistance Corp.,
                       Student Loan Revenue, 7.050% due 6/1/04,
                       Sinking Fund Average Life 7/24/02(a)                          671,737
   1,000,000   A*    Nebraska Higher Education Loan Program, 6.450% due 6/1/18     1,041,250
     500,000   A1*   New England Education Loan Marketing Corp.,
                       Massachusetts Refunding Student Loan Revenue,
                       6.900% due 11/1/09(a)                                         545,625
--------------------------------------------------------------------------------------------
                                                                                   9,656,132
--------------------------------------------------------------------------------------------
Electric -- 2.3%
   1,750,000   Aa1*  Washington Public Power Supply System Nuclear Power
                       Project #1, 7.750% due 7/1/03                               2,010,312
--------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 10.0%
     105,000   AAA   Los Angeles Hollywood, CA Presbyterian Single-Family
                       Mortgage, 9.625% due 7/1/13, Sinking Fund Average
                       Life 2/28/08                                                  134,137
   1,050,000   AAA   Metropolitan Nashville, TN Airport Authority Revenue,
                       7.500% due 7/1/05, Sinking Fund Average Life 8/2/01         1,149,750
     559,000   AAA   New Jersey State Turnpike Authority Revenue Refunding,
                       10.375% due 1/1/03, Sinking Fund Average Life 5/23/00         659,620
   1,855,000   AAA   New York State Urban Development Corp. Revenue,
                       7.300% due 4/1/01                                           2,056,731
     275,000   AAA   Ohio State Water Development Authority Revenue,
                       Armco Steel Corp., 7.875% due 11/1/00,
                       Sinking Fund Average Life 11/1/98                             295,969
   1,605,000   AAA   Ohio State Water Development Authority Safe Water, Series 2,
                       9.375% due 12/1/10, Sinking Fund Average Life 3/28/04(c)    1,982,175
       5,000   AAA   Pennsylvania State Public School Building Authority Lease
                       Revenue, 10.375% due 11/1/06, Sinking Fund
                       Average Life 3/5/01                                             5,063

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                      SECURITY                                   VALUE
============================================================================================
Escrowed to Maturity(b) -- 10.0% (continued)
  $  110,000   AAA   Salt Lake City, UT Water Conservancy Distribution Revenue,
                       Series A, MBIA-Insured, 10.875% due 10/1/02,
                       Sinking Fund Average Life 2/26/00                         $   128,975
   1,000,000   AAA   Southwest Illinois Development Authority Hospital Revenue
                       Refunding, Wood River Hospital, 6.875% due 8/1/03,
                       Sinking Fund Average Life 9/19/01                           1,118,750
     930,000   AAA   Tom Green County, TX Hospital Authority, 7.875%
                       due 2/1/06, Sinking Fund Average Life 3/30/02               1,036,950
--------------------------------------------------------------------------------------------
                                                                                   8,568,120
--------------------------------------------------------------------------------------------
Finance -- 3.1%
   1,000,000   A     New York Local Government Assistance Corp., Series 1992A,
                       6.400% due 4/1/02                                           1,083,750
   1,500,000   A     Pennsylvania State Finance Authority Beaver County, Revenue
                       Refunding Bonds, Municipal Capital Improvement Program,
                       Series 1993, 6.600% due 11/1/09                             1,610,625
--------------------------------------------------------------------------------------------
                                                                                   2,694,375
--------------------------------------------------------------------------------------------
General Obligation -- 7.3%
   1,000,000   AAA   Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03(c)           1,077,500
   1,000,000   AAA   District of Columbia GO Refunding, Series B,
                       MBIA-Insured, 6.750% due 6/1/01                             1,046,250
   1,000,000   AA    Harvey, IL GO Refunding, Asset Guaranty-Insured,
                       6.700% due 2/1/09                                           1,053,750
   1,250,000   BBB   New Haven, CT GO, Series 1992A, 9.250% due 3/1/02,
                       Sinking Fund Average Life 3/1/00                            1,465,625
   1,500,000   BBB+  New York City GO, Series 1992D, 7.300% due 2/1/01             1,635,000
--------------------------------------------------------------------------------------------
                                                                                   6,278,125
--------------------------------------------------------------------------------------------
Hospital -- 16.5%
   1,100,000   NR    Bowie, TX Hospital Authority Revenue, 6.250% due 8/15/16      1,071,125
                     Colorado Health Facilities Authority Revenue, Rocky
                       Mountain Adventist:
   1,500,000   BBB       6.250% due 2/1/04                                         1,561,875
   1,500,000   BBB       6.625% due 2/1/13                                         1,543,125
     820,000   BBB+  Defiance, OH Hospital Revenue Refunding, Defiance Hospital,
                       7.625% due 11/1/03                                            839,655
   1,040,000   AAA   Delaware State Health Facilities Authority Refunding,
                       Medical Center of Delaware, MBIA-Insured,
                       6.250% due 10/1/03                                          1,138,800
   1,250,000   A2*   Harris County, TX Health Facilities Development Corp.
                       Hospital Revenue, Memorial Hospital Systems, 7.000%
                       due 6/1/03                                                  1,368,750
   1,000,000   A*    Indiana Health Facilities Authority Hospital Revenue
                       Refunding Bonds, St. Anthony Medical Center, 7.000%
                       due 10/1/06                                                 1,075,000
   1,000,000   AAA   Maryland Health & Higher Education Facility Authority
                       Revenue, (Mercy Medical Center Project), FSA-Insured,
                       6.500% due 7/1/13                                           1,127,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                      SECURITY                                   VALUE
============================================================================================
Hospital -- 16.5% (continued)
  $  405,000   BBB-  McKean County, PA Hospital Authority Revenue, (Bradford
                       Hospital Project), 6.100% due 10/1/20                     $   394,369
                     Orange County, FL Health Facilities Authority Hospital
                       Revenue Bonds, Adventist Health Systems/Sunbelt:
   1,180,000   AAA       AMBAC-Insured, 6.875% due 11/15/04                        1,271,450
     500,000   AAA       CGIC-Insured, FLAIRS, 7.350% due 11/15/07(d)                525,000
     500,000   A-    South Fork, PA, (Lee Hospital Project), Series A,
                       5.500% due 7/1/23                                             456,875
     420,000   AA    Taos County, NM Gross Receipts Tax Revenue,
                       Asset Guaranty-Insured, 6.125% due 12/1/01                    437,850
   1,250,000   AA-   Washington State Health Care Facilities Authority Revenue,
                       Sacred Heart Medical Center, 6.750% due 2/15/06             1,353,125
--------------------------------------------------------------------------------------------
                                                                                  14,164,499
--------------------------------------------------------------------------------------------
Housing: Multi-Family -- 8.9%
     935,000   AA    Beaumont, TX Multi-Family Housing Finance, Regency Place
                       Apartments, Asset Guaranty-Insured,
                       7.000% mandatory tender 10/1/03(c)                            964,219
     610,000   AAA   Charlotte, NC Mortgage Revenue Refunding Double, Oaks
                       APT-A, FHA-Insured, 7.300% due 11/15/07                       655,750
     960,000   AAA   Hudson County, NJ Improvement Authority Multi-Family
                       Housing Revenue Bonds, 6.600% due 6/1/04(a)                 1,015,200
     500,000   AAA   Missouri State Housing Development  Community Mortgage
                       Revenue, Series C, GNMA/FNMA-Collateralized,
                       7.450% due 9/1/27                                             553,125
                     Mount Vernon, IL Elderly Housing Corp., First Lien Revenue
                       Bonds, Section 8 Assisted, Series 1979:
     160,000   Baa1*     7.875% due 4/1/01                                           160,291
     170,000   Baa1*     7.875% due 4/1/02                                           170,309
     185,000   Baa1*     7.875% due 4/1/03                                           185,337
     200,000   Baa1*     7.875% due 4/1/04                                           200,364
     215,000   Baa1*     7.875% due 4/1/05                                           215,391
     235,000   Baa1*     7.875% due 4/1/06                                           235,428
     250,000   Baa1*     7.875% due 4/1/07                                           250,455
     270,000   Baa1*     7.875% due 4/1/08                                           270,491
     750,000   AAA   San Jose, CA Multi-Family Housing, (Country Brook Project),
                       FNMA-Collateralized, 6.500% mandatory tender 4/1/02           780,000
   1,010,000   Aa*   Streamwood, IL Multi-Family Housing Revenue, (Southgate
                       Project), FHA-Insured, 6.200% due 11/1/07                   1,057,975
     890,000   A+    Tulsa, OK Housing Assistance Corp., 7.250% due 10/1/07,
                       Sinking Fund Average Life 8/12/03(a)                          905,575
--------------------------------------------------------------------------------------------
                                                                                   7,619,910
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                      SECURITY                                   VALUE
============================================================================================
Housing: Single-Family -- 5.0%
  $  495,000   AA-   Maine State Housing Authority, Mortgage Purchase, Series D3,
                       7.600% due 11/15/01, Sinking Fund Average Life 8/4/99(a)   $  514,181
     505,000   AAA   St. Louis County, MO Single-Family Mortgage Revenue,
                       MBIA-Insured, 6.750% due 4/1/10                               507,995
   1,000,000   AAA   Texas Department of Housing and Community Affairs,
                       Collateralized Home Mortgage Revenue Bonds, Series C,
                       GNMA/FNMA-Collateralized, RIBS, 9.724% due 7/2/24(a)(d)     1,137,500
   1,000,000   AA+   Virginia State Housing Development Authority Commonwealth
                       Mortgage, Series H, 6.100% due 7/1/03                       1,053,750
   1,060,000   AA    Wisconsin Housing and Education Development Authority,
                       Home Ownership Revenue, 6.350% due 3/1/01                   1,098,425
--------------------------------------------------------------------------------------------
                                                                                   4,311,851
--------------------------------------------------------------------------------------------
Industrial Development -- 4.9%
   1,000,000   A*    Alaska Individual Development Export Authority, Series A,
                       6.200% due 4/1/07(a)                                        1,060,000
   1,000,000   A     Kanawha, WV Commercial Development Revenue,
                       (May Department Store Project), 6.500% due 6/1/03           1,093,750
   1,000,000   NR    Newbern, TN  Industrial Development Ltd. Obligation,
                       Newburn Rubber Inc., 7.900% due 3/1/00                      1,060,000
     900,000   A++    Sussex County, DE Economic Development Revenue Refunding
                       Bonds, (Rehoboth Mall Project), Series 1992,
                       7.250% due 10/15/12                                           988,875
--------------------------------------------------------------------------------------------
                                                                                   4,202,625
--------------------------------------------------------------------------------------------
Miscellaneous -- 4.7%
   1,000,000   BBB-  Clarksville, TN Natural Gas Acquis Corp. Gas Revenue,
                       Series A, 7.500% due 11/1/04                                1,047,500
   1,000,000   A*    Hoffman Estates, IL Tax Increment Revenue, Junior Lien
                       Hoffman Estates Unconditional Guarantee, Sears Roebuck &
                       Co., 6.600% due 5/15/02                                     1,071,250
   1,000,000   A-    Illinois Development Finance Authority, City East of St.
                       Louis, 6.875% due 11/15/05, Sinking Fund Average
                       Life 7/26/03                                                1,061,250
     800,000   A     South Dakota Economic Development Finance Authority,
                       APA Optics, Series A, 6.750% due 4/1/16(a)                    860,000
--------------------------------------------------------------------------------------------
                                                                                   4,040,000
--------------------------------------------------------------------------------------------
Pollution Control -- 3.9%
   1,000,000   Aa3*  Brazos River, TX Navigation District Brazoria County PCR,
                       6.750% due 2/1/10                                           1,146,250
     965,000   A*    Broward County, FL, (Resource South Project),
                       7.950% due 12/1/08                                          1,062,706
   1,000,000   AAA   Monroe County, MI PCR, (Detroit Edison Co. Project),
                       AMBAC-Insured, 6.350% due 12/1/04(a)                        1,085,000
--------------------------------------------------------------------------------------------
                                                                                   3,293,956
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                      SECURITY                                   VALUE
============================================================================================
Pre-Refunded(e) -- 6.9%
  $  475,000   AAA   Gila County, AZ Individual Development Authority Revenue,
                       Series 1981, (Call 4/1/97 @ 100), 11.250% due 4/1/01,
                       Sinking Fund Average Life 12/1/01                         $   511,813
   1,000,000           AAA Harrisburg, PA Lease Revenue, (Green County Prison
                       Project), CGIC-Insured, (Call 6/1/01 @ 101), 6.500% due
                       6/1/04                                                      1,082,500
     125,000           AAA Indiana University Revenue, Series 1983N, (Call
                       7/1/01 @ 100), 10.000% due 7/1/03, Sinking Fund Average
                       Life 12/22/99                                                 146,719
     900,000   A     Nassau County, NY IDA, (Hofstra University Project),
                       Series 1987, (Call 7/1/98 @ 100), 8.000% due 7/1/00           951,750
      45,000   AA    New York State Medical Care Facilities Finance Agency
                       Revenue Hospital and Nursing Home Mortgage, Series A,
                       St. Vincent's Medical Center, FHA-Insured,
                       (Call 8/15/97 @ 102), 7.750% due 2/15/02,
                       Sinking Fund Average Life 2/14/97                              47,062
      55,000   AAA   Oklahoma State IDA Oklahoma Health Care Corp., Series A,
                       FGIC-Insured, (Various Call Dates), 9.125% due 11/1/08,
                       Sinking Fund Average Life 5/7/06                               69,713
   1,830,000   A1*   Southwest Allen, IN Multi-School Building Corp.,
                       (Call 1/15/02 @ 101), 6.700% due 7/15/04                    2,006,137
   1,000,000   AAA   Texas National Research Lab Community Financing Corp.
                       Lease Revenue, (Superconducting Supercollider Project),
                       (Call 12/1/01 @ 102), 6.750% due 12/1/04                    1,113,750
--------------------------------------------------------------------------------------------
                                                                                   5,929,444
--------------------------------------------------------------------------------------------
Public Facilities -- 2.9%
   1,350,000   A-    Dekalb County, IN Redevelopment Authority Revenue,
                       Mini-Mill Public Improvement, 6.250% due 1/15/09            1,419,188
   1,000,000   AA-   La Crosse, WI Resource Recovery Revenue, (Northern States
                       Power Co. Project), 6.000% due 11/1/21                      1,031,250
--------------------------------------------------------------------------------------------
                                                                                   2,450,438
--------------------------------------------------------------------------------------------
Short-Term -- 0.2%
     100,000  VMIG1* Burke County, GA Development Authority, PCR,
                       5.000% due 7/1/24                                             100,000
     100,000   A-1+  Pinal County, AZ Industrial Development Authority, PCR,
                       Newmont, 5.000% due 12/1/09                                   100,000
--------------------------------------------------------------------------------------------
                                                                                     200,000
--------------------------------------------------------------------------------------------
Solid Waste -- 4.7%
   2,000,000   Ba*   Atlantic City, NJ Utility Authority Solid Waste Revenue,
                       7.000% due 3/1/02, Sinking Fund Average Life 4/20/00        2,027,500
   2,000,000   BB    Union County, NJ Utility Authority Solid Waste Revenue,
                       6.850% due 6/15/02(a)                                       2,030,000
--------------------------------------------------------------------------------------------
                                                                                   4,057,500
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

     FACE
    AMOUNT    RATING                      SECURITY                                   VALUE
============================================================================================
Transportation -- 5.9%
  $2,035,000   AAA   Dallas Fort Worth, TX Regional Airport Revenue Refunding,
                       Series 1992A, FGIC-Insured, 7.750% due 11/1/03           $  2,380,950
   1,920,000   BBB   Denver, CO City and County Airport Revenue, Series 1990A,
                       8.250% due 11/15/02(a)                                      2,162,400
     500,000   A     Pittsfield Township, MI Economic Development Corp.
                       Revenue Refunding, (Airport Association Project),
                       Unconditional Guaranty-Lincoln National,
                       6.400% due 12/1/02                                            510,625
--------------------------------------------------------------------------------------------
                                                                                   5,053,975
--------------------------------------------------------------------------------------------
Utilities -- 1.6%
     465,000   AA    Hogansville, GA Combined Public Utility Revenue,
                       Asset Guaranty Insured, 5.850% due 10/1/15                    471,394
   1,735,000   AAA   Palo Duro River Authority, TX Refunding, CGIC-Insured,
                       zero coupon due 8/1/09                                        887,019
--------------------------------------------------------------------------------------------
                                                                                   1,358,413
--------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $81,268,539**)                                     $85,889,675
============================================================================================

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)  Security segregated by custodian for open purchase commitments.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
+    Fitch Investors Services, Inc.
++   Duff & Phelps Credit Rating Co.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 10 and 11 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard &Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA    -- Debt rated "AAA"' has the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A      -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB     -- Debt rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.
Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds that are rated "Baa" are considered as medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     -- Bonds that are rated "Ba" are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest note rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $81,268,539)                      $ 85,889,675
  Cash                                                                   34,117
  Interest receivable                                                 1,436,595
  Receivable for securities sold                                         65,000
--------------------------------------------------------------------------------
  Total Assets                                                       87,425,387
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                      456,626
  Dividends payable                                                      75,556
  Management fees payable                                                44,170
  Accrued expenses                                                       34,460
--------------------------------------------------------------------------------
  Total Liabilities                                                     610,812
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 86,814,575
================================================================================
NET ASSETS:
  Par value of capital shares                                      $      8,289
  Capital paid in excess of par value                                82,891,113
  Undistributed net investment income                                     3,109
  Accumulated net realized loss on security transactions               (709,072)
  Net unrealized appreciation of investments                          4,621,136
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $10.47 a share on 8,288,885 shares of $0.001
  par value outstanding; 100,000,000 shares authorized)            $ 86,814,575
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                         $  5,488,940
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                              519,991
  Shareholder communications                                             40,500
  Shareholder and system servicing fees                                  37,000
  Audit and legal                                                        12,604
  Pricing service fees                                                   12,000
  Registration fees                                                       6,630
  Directors' fees                                                         5,051
  Custody                                                                 3,850
  Other                                                                  31,609
--------------------------------------------------------------------------------
  Total Expenses                                                        669,235
--------------------------------------------------------------------------------
Net Investment Income                                                 4,819,705
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTE4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              18,554,431
    Cost of securities sold                                          18,665,884
--------------------------------------------------------------------------------
  Net Realized Loss                                                    (111,453)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                 5,933,792
    End of year                                                       4,621,136
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                            (1,312,656)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (1,424,109)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  3,395,596
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                         1996           1995
================================================================================
OPERATIONS:
  Net investment income                             $  4,819,705   $  4,843,714
  Net realized loss                                     (111,453)        (1,944)
  Increase (decrease) in net unrealized
    appreciation                                      (1,312,656)     6,029,456
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations               3,395,596     10,871,226
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                               (4,973,337)    (4,973,331)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                       (4,973,337)    (4,973,331)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (1,577,741)     5,897,895
NET ASSETS:
  Beginning of year                                   88,392,316     82,494,421
--------------------------------------------------------------------------------
  End of year*                                      $ 86,814,575   $ 88,392,316
================================================================================
* Includes undistributed net investment income of:  $      3,109   $    156,741
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

    1. SIGNIFICANT ACCOUNTING POLICIES

    The Smith Barney Intermediate Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

    The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

    The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

    Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

    3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

    Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays SBMFM a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

    All officers and two Directors of the Fund are employees of Smith Barney
Inc.

    4. INVESTMENTS

      During the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $18,352,943
--------------------------------------------------------------------------------
Sales                                                                 18,554,431
================================================================================

      At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $ 4,657,014*
Gross unrealized depreciation                                          (35,878)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 4,621,136*
================================================================================
* Substantially the same for Federal income tax purposes.

5. CAPITAL LOSS CARRYFORWARD

    At December 31, 1996, the Fund had, for Federal income tax purposes, approximately $708,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the dates indicated:

                                          12/31/02      12/31/03        12/31/04
================================================================================
Carryforward Amounts                      $591,000        $2,000        $115,000
================================================================================

6. FUTURES CONTRACTS

    Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

    At December 31, 1996, there were no open futures contracts.

7. OPTIONS CONTRACTS

    Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

    At December 31, 1996, the Fund had no open options contracts.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

                                             1996       1995       1994(1)    1993(1)  1992(1)(2)
=================================================================================================
Net Asset Value, Beginning of Year         $ 10.66    $  9.95    $ 10.81    $ 10.36    $ 10.00
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.58       0.58       0.58       0.59       0.48*
  Net realized and unrealized gain (loss)    (0.17)      0.73      (0.84)      0.46       0.34
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.41       1.31      (0.26)      1.05       0.82
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.60)     (0.60)     (0.60)     (0.57)     (0.46)
  Net realized gains                          --         --         --        (0.03)      --
-------------------------------------------------------------------------------------------------
Total Distributions                          (0.60)     (0.60)     (0.60)     (0.60)     (0.46)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 10.47    $ 10.66    $  9.95    $ 10.81    $ 10.36
-------------------------------------------------------------------------------------------------
Total Return, Based on Market Value           1.56%     15.93%     (9.34)%    16.71%      1.66%++
-------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value        4.13%     13.72%     (2.33)%    10.30%      8.44%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $86,815    $88,392    $82,494    $88,966    $83,499
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.77%      0.72%      0.72%      0.73%      0.59%+*
  Net investment income                       5.56       5.63       5.64       5.56       5.74+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      21.39%     12.57%     25.59%     10.46%     23.48%
-------------------------------------------------------------------------------------------------
Market Price at End of Year                $  9.94    $ 10.38    $  9.50    $ 11.13    $ 10.13
=================================================================================================

(1) Based on the weighted average shares outstanding for the period.
(2) For the period from March 2, 1992 (commencement of operations) to December 31, 1992.
* The manager waived a portion of its fees for the period from March 2, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 0.70% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of the Smith Barney Intermediate Municipal Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from March 2, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities sold or purchased but not delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Intermediate Municipal Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from March 2, 1992 to December 31, 1992, in conformity with generally accepted accounting principles.

                                   /s/ KPMG Peat Marwick LLP

New York, New York
February 5, 1997

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                         AMEX          Net Asset       Income       Reinvestment
Period              Closing Price*       Value*        Declared         Price
================================================================================
  1995
January              $    9.50        $   10.12        $   0.05        $    9.50
February                  9.75            10.26            0.05             9.99
March                     9.63            10.31            0.05             9.81
April                     9.88            10.28            0.05             9.81
May                      10.00            10.49            0.05             9.94
June                      9.88            10.39            0.05             9.90
July                     10.13            10.43            0.05            10.15
August                   10.13            10.49            0.05            10.14
September                10.00            10.50            0.05            10.24
October                  10.13            10.58            0.05            10.26
November                 10.25            10.65            0.05            10.27
December                 10.38            10.66            0.05            10.34

  1996
January                  10.63            10.65            0.05            10.52
February                 10.50            10.57            0.05            10.47
March                    10.25            10.46            0.05             9.88
April                     9.81            10.39            0.05             9.88
May                      10.38            10.35            0.05            10.15
June                     10.00            10.37            0.05            10.01
July                     10.13            10.39            0.05            10.15
August                   10.38            10.36            0.05            10.34
September                10.25            10.40            0.05            10.24
October                  10.13            10.44            0.05            10.27
November                 10.25            10.54            0.05            10.27
December                  9.94            10.47            0.05            10.14
================================================================================
* On the last business day of the month.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      99.97% of the dividends paid by the Fund from net investment income for the year ended December 31, 1996 are tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

    On April 25, 1996 the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

    1. To approve or disapprove for the Fund the election of Jessica M. Bibliowicz and Donald R. Foley as Directors; and

    2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

    The results of the vote on Proposal 1 were as follows:

                                        % of           Votes           % of
Directors               Votes For    Shares Voted      Against      Shares Voted
================================================================================
Jessica M. Bibliowicz  7,572,978.747    98.58%       109,463.000       1.42%
Donald R. Foley        7,570,203.747    98.54        112,238.000       1.46
================================================================================

    The results of the vote on Proposal 2 were as follows:

                 % of          Votes        % of          Votes        % of
Votes For     Shares Voted    Against    Shares Voted   Abstained*  Shares Voted
================================================================================
7,575,727.747    98.61%      21,297.000     0.28%       688,825.896     1.11%
================================================================================
* There are approximately 603,409 broker non-votes included in the amount abstaining.

    The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Joseph H. Fleiss, Paul Hardin, Francis P. Martin, Heath B. McLendon, Roderick C. Rasmussen, and John P. Toolan.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

    Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., (formerly known as "The Shareholder Services Group, Inc."), as plan agent (the "Plan Agent"), in additional shares of its Common Stock (the "Common Shares") as provided below unless a shareholder elects to receive cash.

    Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

    If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

    If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in Common Shares issued by the Fund at net asset value. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

    The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

    The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachussetts 02104.

--------------------------------------------------------------------------------
    Smith Barney
---------------------                    [Artwork]
    INTERMEDIATE
MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104


This report is submitted for the
general information of the
shareholders of Smith Barney
Intermediate Municipal Fund, Inc.
It is not authorized for distribution
to prospective investors unless
accompanied or preceded by a
current Prospectus for the Fund,
which contains information
concerning the Fund's investment
policies and expenses as well as
other pertinent information.

SMITH BARNEY
INTERMEDIATE
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD1067  2/97